UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 16, 2020

LINCOLN EDUCATIONAL SERVICES CORPORATION
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-51371	57-1150621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Executive Drive, Suite 340, West Orange, New Jersey 07052
(Address of Principal Executive Offices) (Zip Code) Registrant’s telephone number, including area code: (973) 736-9340 Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934  (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock No Par Value	LINC	NASDAQ

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 16, 2020, Lincoln Educational Services Corporation (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”) virtually via live webcast. A total of 26,364,521 shares of common stock $0.01 par value per share (the “Common Stock”) each of which is entitled to one vote, and a total of 12,700 shares of the Company’s Series A convertible Preferred Stock, no par value per share (the “Preferred Stock”) each of which was entitled to 442.373 votes per share representing the number of shares of Common Stock into which each share of Preferred Stock is convertible, were issued and outstanding and entitled to vote as of April 27, 2020, the record date for the Annual Meeting. There were 23,794,216 shares of Common Stock and 12,700 shares of Preferred Stock represented in person or by proxy at the Annual Meeting constituting a quorum (representing approximately 91.96% of the voting power of the Company’s outstanding capital stock).  The shareholders were asked to vote on the following proposals with the Common Stock and the Preferred Stock voting together as a single class for all proposals. Each of the proposals was approved by the requisite vote of the Company’s shareholders. Set forth below are the proposal acted upon by the shareholders at the Annual Meeting as further described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2020 and the final voting results for each proposal:

Proposal Number 1:  To elect the following 8 individuals named in the Company’s proxy statement as directors of the Company for a one-year term which will expire at the 2021 Annual Meeting of Shareholders and until their successors are duly elected and qualified.  Each nominee for director was elected by a vote of the shareholders as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Alvin O. Austin	21,258,191	4,592,377	3,561,785
Peter S. Burgess	24,268,800	1,581,768	3,561,785
James J. Burke, Jr.	21,261,091	4,589,477	3,561,785
Kevin M. Carney	24,273,847	1,576,721	3,561,785
Celia H. Currin	24,270,874	1,579,694	3,561,785
Ronald E. Harbour	21,261,116	4,589,452	3,561,785
J. Barry Morrow	24,271,749	1,578,819	3,561,785
Scott M. Shaw	24,270,174	1,580,394	3,561,785

Proposal Number 2: To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the proxy statement.  The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,415,613	1,426,881	7,574	3,561,785

Proposal Number 3: To approve the Company’s 2020 Long-Term Incentive Plan disclosed in the Company’s proxy statement, as revised and presented in a Current Report on Form 8-K filed by the Company with the SEC on June 5, 2020. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,398,655	1,407,782	44,131	3,561,785

Proposal Number 4: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.  The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,373,493	6.088	32,772	-0-

Item 7.01	Regulation FD Disclosure.

On June 16, 2020, the Company presented additional background information on the Company and on its strategic plan (the “Shareholder Presentation”) during its Annual Meeting of Shareholders held virtually.  A copy of the Shareholder Presentation, which is available on the Company’s website at www.lincolntech.edu under the tab “Investor Relations,” is attached hereto as Exhibit 99.1, and is incorporated herein by reference. The information in this Item 7.01 and the attached exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly stated by specific reference in such filing

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Title

99.1	Company’s Management Presentation at the 202 Annual Meeting of Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN EDUCATIONAL SERVICES CORPORATION

Date: June 19, 2020

	By:	/s/ Alexandra M. Luster
Name: Alexandra M. Luster
Title: General Counsel